Intangible Assets, Net - Summary of Estimated Aggregate Amortization Expenses (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2024	¥ 58,014
2025	56,048
2026	54,377
2027	53,737
2028	52,449
Thereafter	175,279
Total	¥ 449,904	$ 63,368	¥ 502,421